Exhibit 10.22b

I. OMNIBUS AMENDMENT TO MILLIKEN A-2 TRANSACTION DOCUMENTS DATED AS OF DECEMBER 1, 2000 (the "Milliken A-2 Omnibus Amendment").

         The Milliken A-2 Omnibus Amendment differs from the Omnibus Amendment to Milliken A-1 Transaction Documents dated as of December 1, 2000 (the "Milliken A-1 Omnibus Amendment") in the following respects:

              o The name of the Owner Participant in the Milliken A-2 Omnibus Amendment is DCC Project Finance Fifteen, Inc. and the name of the Owner Trust is Milliken Facility Trust A-2.

              o The Milliken A-2 Omnibus Amendment Section 1.(d) differs in that it has been amended to state:

                   "(d) Schedule 1 to the Participation Agreement is amended by replacing the Lessor's Account number "48430-0" each time it appears therein with the Lessor's Account number "48437-0"."

II. OMNIBUS AMENDMENT TO MILLIKEN B-1 TRANSACTION DOCUMENTS DATED AS OF DECEMBER 1, 2000 (the "Milliken B-1 Omnibus Amendment").

         The Milliken B-1 Omnibus Amendment differs from the Milliken A-1 Omnibus Amendment in the following respects:

              o The name of the Owner Participant is First Chicago Leasing Corporation and the name of the Owner Trust is Milliken Facility Trust B-1.

              o    The Indenture is included as a Transaction Document.

              o The Milliken B-1 Omnibus Amendment Section 1.(d) has been amended to state:

                   "(d) Schedule 1 to the Participation Agreement is amended by replacing the Lessor's Account number "48432-0" each time it appears therein with the Lessor's Account number "48438-0"."

              o The Milliken A-1 Omnibus Amendment Section 1.(e) has been deleted from the Milliken B-1 Omnibus Amendment.


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              o    The Milliken B-1 Omnibus Amendment Sections 1.(i) and (j)
                   have been added which changes the remaining subparagraph reference in this Section and state:

                   "(i) The Site Lease is amended by:

                      (i) Replacing the reference to "A-1" each time it appears therein with the reference "B-1";

                      (ii) Replacing the amount "$31,388.84" each time it appears therein with the amount "$161,007.19"."; and

                   "(j) The Indenture is amended by replacing the percentage "25%" each time it appears therein with the percentage "12.5%"."

III. OMNIBUS AMENDMENT TO MILLIKEN B-2 TRANSACTION DOCUMENTS DATED AS OF DECEMBER 1, 2000 (the "Milliken B-2 Omnibus Amendment").

         The Milliken B-2 Omnibus Amendment differs from the Milliken A-1 Omnibus Amendment in the following respects:

              o The name of the Owner Participant is First Chicago Leasing Corporation and the name of the Owner Trust is Milliken Facility Trust B-2.

              o    The Indenture is included as a Transaction Document.

              o The Milliken A-1 Omnibus Amendment Section 1.(e) has been deleted from the Milliken B-1 Omnibus Amendment.

              o The Milliken B-1 Omnibus Amendment Sections 1.(i) and (j) have been added which changes the remaining subparagraph reference in this Section and state:

                   "(i) The Site Lease is amended by replacing the amount "$31,388.84" each time it appears therein with the amount "$161,007.19"; and

                   "(j) The Indenture is amended by replacing the percentage "25%" each time it appears therein with the percentage "12.5%"."

              o The Milliken B-2 Omnibus Amendment Section 2.(a) adds that the Lessee agrees to deliver page 5 of the Site Lease to the other documents required to be delivered.




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IV.  OMNIBUS AMENDMENT TO MILLIKEN C-1 TRANSACTION DOCUMENTS DATED AS OF
     DECEMBER 1, 2000 (the "Milliken C-1 Omnibus Amendment").

         The Milliken C-1 Omnibus Amendment differs from the Milliken A-1 Omnibus Amendment in the following respects:

              o The name of the Owner Participant is Bankers Commercial Corporation and the name of the Owner Trust is Milliken Facility Trust C-1.

              o    The Indenture is included as a Transaction Document.

              o The Milliken A-1 Omnibus Amendment Section 1.(e) has been deleted from the Milliken B-1 Omnibus Amendment.

              o The Milliken C-1 Omnibus Amendment adds a new Section 1.(e) and Section 1.(f) has been added which changes the remaining subparagraph references in this Section and both state:

                   "(e) The Site Lease is amended by:

                      (i) Replacing the reference to "A-1" each time it appears therein with the reference "C-1";

                      (ii) Replacing the amount "$31,388.84" each time it appears therein with the amount "$161,007.19"."; and

                   "(f) The Indenture is amended by replacing the percentage "25%" each time it appears therein with the percentage "26.250"."

V. OMNIBUS AMENDMENT TO MILLIKEN C-2 TRANSACTION DOCUMENTS DATED AS OF DECEMBER 1, 2000 (the "Milliken C-2 Omnibus Amendment").

         The Milliken C-2 Omnibus Amendment differs from the Milliken A-1 Omnibus Amendment in the following respects:

              o The name of the Owner Participant is Bankers Commercial Corporation and the name of the Owner Trust is Milliken Facility Trust C-2.

              o    The Indenture is included as a Transaction Document.




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              o    The Milliken C-2 Omnibus Amendment Section 1.(d) has been
                   amended to state:

                   "(d) Schedule 1 to the Participation Agreement is amended by replacing the Lessor's Account number "48434-0" each time it appears therein with the Lessor's Account number "48441-0"."


              o The Milliken C-2 Omnibus Amendment Sections 1.(f) has been added which changes the remaining subparagraph references in this Section and states:

                   "(f) The Indenture is amended by replacing the percentage "25%" each time it appears therein with the percentage "11.250%"."




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